SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the Registrant [x]
Filed by a party other than the Registrant [ ]
Check the appropriate box:

[ ] Preliminary  Proxy Statement
[x] Definitive Proxy Statement
[ ] Definitive  Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

                              FAB INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                              FAB INDUSTRIES, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[x]      No fee required

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)    Title of each class of securities to which transaction applies:

             -----------------------------------------------------------------

      (2)    Aggregate number of securities to which transaction applies:

             -----------------------------------------------------------------


       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

             -----------------------------------------------------------------

       (4)   Proposed maximum aggregate value of transaction:

             -----------------------------------------------------------------

       (5)  Total fee paid:

            ------------------------------------------------------------------

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)      Amount Previously Paid:

                ---------------------------------------------------------------

       (2)      Form, Schedule or Registration Statement No.:

                ---------------------------------------------------------------

       (3)      Filing Party:

                ---------------------------------------------------------------

       (4)      Date Filed:

                ---------------------------------------------------------------

                              FAB INDUSTRIES, INC.
                               200 Madison Avenue
                            New York, New York 10016

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   May 1, 1997
                              --------------------


TO:      THE STOCKHOLDERS OF FAB INDUSTRIES, INC.

         Please take notice that the Annual Meeting of Stockholders of Fab Industries, Inc. (the "Company"), will be held at the principal office of the Company, 200 Madison Avenue, New York, New York 10016, on Thursday, May 1, 1997 at 10:15 a.m. for the following purposes:

               1. To elect two (2) directors to Class III of the Company's Board of Directors.

               2.   To approve the Fab  Industries,  Inc.  1997 Stock  Incentive
                    Plan.

               3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on March 13, 1997 as the record date for the purpose of determining the stockholders entitled to notice of, and to vote at, the meeting. A list of the stockholders entitled to vote at the meeting will be open to the examination of any stockholder of the Company for any purpose germane to the meeting during ordinary business hours, at the offices of the Company, 200 Madison Avenue, New York, New York, for the 10-day period prior to the meeting.

         You are requested, whether or not you plan to be present at the meeting, to mark, date, sign and return promptly the accompanying proxy in the enclosed envelope to which no postage need be affixed if mailed in the United States. You may revoke your proxy for any reason at any time prior to the voting thereof, and if you attend the meeting in person you may withdraw the proxy and vote your own shares.

                                             By Order of the Board of Directors



                                             /s/ SHERMAN S. LAWRENCE,
                                             ------------------------
                                             Secretary

Dated:  March 31, 1997

                         ANNUAL MEETING OF STOCKHOLDERS

                                       OF

                              FAB INDUSTRIES, INC.
                               200 Madison Avenue
                            New York, New York 10016
                             ----------------------

                                 PROXY STATEMENT
                             ----------------------


         The proxy accompanying this Proxy Statement is solicited by the Board of Directors of Fab Industries, Inc. (the "Company"), for use at the Annual Meeting of Stockholders to be held at the principal office of the Company, 200 Madison Avenue, New York, New York 10016, on Thursday, May 1, 1997 at 10:15 a.m., and at any adjournment or adjournments thereof. All proxies in the accompanying form which are properly executed and duly returned will be voted in accordance with the instructions specified therein. If no instructions are given, such proxies will be voted (i) FOR the election of the nominees named below under the caption "Election of Directors," (ii) FOR the proposal to approve the Fab Industries, Inc. 1997 Stock Incentive Plan, and (iii) in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Annual Meeting. The proxy may be revoked at any time prior to its exercise by written notice to the Company, by submission of another proxy bearing a later date, or by voting in person at the meeting. The approximate date of mailing of this Proxy Statement and the accompanying proxy to stockholders is March 31, 1997.

                         VOTING SECURITIES---RECORD DATE

         Only holders of the Company's common stock, $.20 par value (the "Common Stock"), of record at the close of business on March 13, 1997 (the "Record Date"), will be entitled to notice of and to vote at the meeting or any adjournment or adjournments thereof. On that date, 5,751,055 shares of Common Stock were issued and outstanding. Each outstanding share entitles the holder thereof to one vote.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of the Record Date (except as noted below) as to the shares of Common Stock beneficially owned by each person known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock.


Name and Address of                               Number of Shares    Percent
Beneficial Owner                               Beneficially Owned(1)  of Class
----------------                               ---------------------  --------

Samson Bitensky(2).........................         1,558,131(3)      27.09%
200 Madison Avenue
New York, New York  10016

Quest Advisory Corp.,
Quest Management Company and
Charles M. Royce(4)........................          636,872(4)       11.06% (4)
1414 Avenue of the Americas
New York, New York  10019

Franklin Resources, Inc.,
Franklin Mutual Advisers, Inc.,
Charles B. Johnson and
Rupert H. Johnson, Jr.(5)..................          524,800(5)        9.1%(5)
777 Mariners Island Blvd.
San Mateo, California  94404

T. Rowe Price Associates, Inc. and
T. Rowe Price Small Cap Fund, Inc.(6)......          323,800(6)       5.6%(6)
100 E. Pratt Street
Baltimore, Maryland  21202

----------------------------
(1) Except as otherwise indicated below, each of the persons listed in the table owns the shares of Common Stock opposite his or its name and has sole voting and dispositive power with respect to such shares of Common Stock.

(2) Under rules and regulations of the Securities and Exchange Commission (the "Commission"), Mr. Bitensky may be deemed a "control person" of the Company.

(3) Includes 88,000 shares of Common Stock owned by the Halina and Samson Bitensky Foundation, Inc., 89,996 shares of Common Stock owned by Mr. Bitensky's spouse and 356 shares allocated to Mr. Bitensky pursuant to the Company's Employee Stock Ownership Plan (the "ESOP"). Mr. Bitensky disclaims beneficial ownership of the shares owned by his spouse and does not have dispositive power with respect to the ESOP shares.

(4) Quest Advisory Corp., a New York corporation ("Quest"), Quest Management Company, a Connecticut general partnership ("QMC"), and Charles M. Royce comprise a group under Rule 13d-1(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Quest beneficially owns and has sole voting power and sole dispositive power with respect to 610,372 shares of Common Stock and QMC beneficially owns and has sole voting power and sole dispositive power with respect to 26,500 shares of Common Stock shown in the table above. Charles M. Royce is an individual who may be deemed a "control person" of Quest and QMC. Mr. Royce disclaims beneficial ownership of the shares held by Quest and QMC. This information is derived from Quest's Schedule 13G, as amended, dated February 3, 1997, filed with the Commission.

(5) Franklin Mutual Adviser, Inc., a Delaware corporation ("FMA"), is an investment advisory subsidiary of Franklin Resources, Inc., a Delaware corporation ("Franklin"). FMA may be deemed to be the beneficial owner of the securities for purposes of Rule 13d-3 under the Exchange Act. Charles
     B. Johnson and Rupert H. Johnson, Jr. (collectively, the "Principal Shareholders"), each own in excess of 10% of the outstanding common stock of Franklin. Franklin, FMA and the Principal Shareholders disclaim any economic interest or beneficial ownership in any of the securities. Certain of the shares shown in the table above were previously reported under the name of Heine Securities Corporation, certain of whose assets and liabilities were acquired by FMA on November 1, 1996. This information is derived from Franklin's Schedule 13-G, as amended, dated February 12, 1997, filed with the Commission.

(6) T. Rowe Price Associates, Inc., a Maryland corporation ("Price Associates"), serves as investment adviser to T. Rowe Price Small Cap Fund, Inc., a Maryland corporation ("Price Fund"), with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be a beneficial owner of the shares shown in the table above. Price Associates expressly disclaims any beneficial ownership in any of the securities. This information is derived from Price Associates' Schedule 13-G, as amended, dated February 14, 1997, filed with the Commission.

         The following table sets forth certain information as of the Record Date as to the Common Stock beneficially owned by the Company's directors (of which Messrs. Bitensky and Lawrence constitute the nominees for Class III directors), the Chief Executive Officer of the Company, the other three executive officers identified in the Summary Compensation Table set forth herein and the directors and executive officers of the Company as a group.

                                               Shares of Common      Percent
                                              Stock Beneficially       of
             Name of                             Owned on the     Outstanding
        Beneficial Owner                        Record Date(1)    Common Stock

Samson Bitensky...........................      1,558,131(2)         27.09%
Sherman S. Lawrence.......................            7,750              *
Richard Marlin............................                0              0
Oscar R. Kunreuther.......................              400              *
Louis Feil................................            4,000              *
Lawrence H. Bober.........................              332              *
Stanley August............................         51,754(3)             *
David A. Miller...........................          4,409(4)             *
Steven Myers..............................      96,054(3)(5)          1.66%
All directors and officers as a
  group (9 persons).......................   1,722,830(2)(5)(6)      29.73%
-------------
*    Less than 1%

(1) Except as otherwise indicated below, and except for 356, 954, 409 and 820 shares allocated respectively to Messrs. Bitensky, August, Miller and Myers pursuant to the Company's ESOP, each of the persons listed in the table owns the shares of Common Stock opposite his name and has sole voting and dispositive power with respect to the shares of Common Stock indicated as being beneficially owned by him.

(2) See footnote 3 to the first table set forth above under the heading "Security Ownership of Certain Beneficial Owners and Management" with respect to beneficial ownership of these shares.

(3) Includes 20,000 shares of Common Stock deemed to be beneficially owned by reason of the right to acquire such shares within 60 days of the Record Date.

(4) Includes 4,000 shares of Common Stock deemed to be beneficially owned by reason of the right to acquire such shares within 60 days of the Record Date.

(5) Includes 48,370 shares of Common Stock owned by Beth B. Myers; 3,332 shares owned by Jessica C. Myers in a custodial account under control of Beth B. Myers; and 2,000 shares owned by Allison R. Myers in a custodial account under the control of Beth B. Myers. Beth B. Myers is the daughter of Mr. Bitensky, President and Chief Executive Officer of the Company, and the spouse of Steven Myers, an officer of the Company. Jessica C. Myers and Allison R. Myers are the minor daughters of Mr. and Mrs. Myers. Mr. Myers disclaims beneficial ownership of the shares owned by his spouse and minor daughters.

(6) Includes 44,000 shares of Common Stock deemed to be beneficially owned by directors and executive officers of the Company by reason of their right to acquire such shares within 60 days of the Record Date.

         Compliance with the Securities Exchange Act. The Company's executive officers and directors are required under the Exchange Act to file reports of ownership and changes in ownership of Common Stock with the Commission and the American Stock Exchange. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, all Section 16(a) filing requirements during the fiscal year ended November 30, 1996 have been complied with.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

         At the 1997 Annual Meeting of Stockholders, two directors are to be elected to Class III of the Company's Board of Directors for a term of three years. Unless a proxy shall specify that it is not to be voted for a director, it is intended that the shares represented by each duly executed and returned proxy will be voted in favor of the election as directors of Mr. Samson Bitensky and Mr. Sherman S. Lawrence to Class III. Messrs. Bitensky and Lawrence are at present directors of the Company. Messrs. Bitensky and Lawrence were most recently elected at the 1994 Annual Meeting of Stockholders.

         The Class III directors elected will hold office until the 2000 Annual Meeting of Stockholders and until their respective successors are duly elected and qualify. If any of such nominees is not a candidate for election at the meeting, an event which the Board of Directors does not anticipate, the proxies will be voted for a substitute nominee. The Board of Directors recommends a vote FOR the election of each of the nominees for Class III.


                                                     Principal Occupation                        Director
Name                                Age              and Company Office(1)                         Since
----                                ---              ---------------------                         -----

NOMINEES FOR ELECTION TO CLASS III OF THE BOARD OF DIRECTORS:

Samson Bitensky                     77               Chairman of the Board of                     1966
                                                     Directors, President and Chief
                                                     Executive Officer of the Company(2)

Sherman S. Lawrence                 78               Attorney; Secretary of                       1966
                                                     the Company(2)(3)

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS:

Class I---Term expires at the 1998 Annual Meeting of Stockholders:

Oscar R. Kunreuther                 76               Certified Public Accountant;                 1991
                                                     Associated with the
                                                     Radix Organization, Inc.(4)

Richard Marlin                      63               Attorney, member of the law                  1995
                                                     firm of Kramer, Levin, Naftalis
                                                     & Frankel(5)

Class II---Term expires at the 1999 Annual Meeting of Stockholders:

Louis Feil                          83               Real estate investment(2)                   1966-1983
                                                                                                 1984

Lawrence H. Bober                   72               Retired, Vice Chairman                      1979
                                                     of the Board, First New
                                                     York Bank for Business and
                                                     First New York Business
                                                     Bank Corp.(6)

-------------
(1) Unless otherwise indicated, directors' principal occupations have been their respective principal occupation for at least five years.

(2)  Member of the Executive Committee.

(3) The Company has retained since 1966, and proposes to retain in the current fiscal year, Mr. Sherman S. Lawrence to render legal services. The Company made payments aggregating $70,000 to Mr. Lawrence in respect of legal services rendered to the Company and its subsidiaries during the fiscal year ended November 30, 1996.

(4) Mr. Oscar R. Kunreuther was a partner in BDO Seidman, LLP, Certified Public Accountants and predecessor firms in excess of five years, until his retirement on June 30, 1987. Since then he has been associated with Radix Organization, Inc., a private merchant banking firm.

(5) Since 1979, Mr. Richard Marlin has been a member of the law firm of Kramer, Levin, Naftalis & Frankel ("Kramer Levin"). The Company has retained Kramer Levin to render legal services since 1995.

(6) Mr. Lawrence H. Bober is a retired Vice Chairman of the Board of First New York Business Bank Corp. ("FNYBBC") and of First New York Bank for Business (formerly, The First Women's Bank), a commercial bank and wholly-owned subsidiary of FNYBBC (the "Bank"), where he served from January 1988 until January 1991. On November 13, 1992, the Federal Deposit Insurance Corporation was appointed as receiver for the Bank. Prior to 1988 and for more than five years, Mr. Bober was a Senior Vice President of Manufacturers Hanover Trust Company, a commercial bank.

INFORMATION CONCERNING THE BOARD OF DIRECTORS

         The Company has an audit committee (the "Audit Committee") composed of Mr. Kunreuther as Chairman and Messrs. Bober, Lawrence and Marlin, whose purpose is to receive and review the recommendations of the independent auditors, review the audited consolidated financial statements, meet periodically with the independent auditors and Company personnel with respect to the adequacy of internal accounting controls and review the Company's accounting policies. The Audit Committee held three meetings during the Company's past fiscal year.

         The Company has a finance committee composed of Messrs. Bitensky, Bober and Feil, whose purpose is to discuss proper investments for corporate funds. There were no formal meetings of this committee held during the Company's past fiscal year.

         The Company has a stock option committee (the "Stock Option Committee") composed of Messrs. Bitensky, Feil and Lawrence, whose purpose is to make recommendations concerning the grant of options pursuant to the Company's stock option plan. The Stock Option Committee held two meetings during the Company's past fiscal year.

         The Company established a compensation committee (the "Compensation Committee") on October 4, 1993, which is composed of Messrs. Bober and Feil. The Compensation Committee is charged with making recommendations regarding the compensation of senior management personnel and setting performance goals. The Compensation Committee held one meeting during the past fiscal year.

         The Company does not have a nominating committee.

         During the Company's past fiscal year, the Board of Directors held four meetings. No member of the Board of Directors attended fewer than 75% of the aggregate of (i) the number of meetings of the Board of Directors, and (ii) the number of meetings of committees of the Board of Directors (during the periods he served on such committees).

         During 1996, the Company paid a fee of $10,000 per annum to Messrs. Feil, Kunreuther and Bober and $7,500 to each other director who was not a full-time employee. No additional fee is paid for service on committees of the Board of Directors.

                             EXECUTIVE COMPENSATION

         The Summary Compensation Table shown below sets forth certain information concerning the annual and long-term compensation for services in all capacities to the Company for the 1996, 1995 and 1994 fiscal years, of those persons who were (i) the Chief Executive Officer during fiscal 1996 and (ii) the other three executive officers of the Company at the fiscal year ended November 30, 1996.

                                            SUMMARY COMPENSATION TABLE

                                                             Annual Compensation        All Other
                                                             -------------------        ---------
Name and Principal Position                 Year  Salary ($)(1)        Bonus ($)(2)     Compensation ($)(3)
---------------------------                 ----  -------------        ------------     -------------------

Samson Bitensky                              1996          350,000            417,840               11,700
     President and Chief                     1995          350,000            464,400               13,810
     Executive Officer                       1994          350,000            815,120               20,341

Stanley August                               1996          230,000             80,000               12,074
     Vice President                          1995          228,749            100,000               13,810
                                             1994          215,000            140,000               19,358

David A. Miller                              1996          108,125             35,000                8,068
     Vice President-Finance                  1995           87,083             35,000                6,928
     and Treasurer                           1994           82,083             30,000                7,905

Steven Myers                                 1996          160,000             78,000               11,967
     Vice President                          1995          159,166             90,000               13,810
                                             1994          150,000            110,000               15,318

-------------
(1) Includes compensation deferred pursuant to the Company's qualified 401K Money Option Savings Plan.

(2) The amounts set forth for Mr. Bitensky represent incentive compensation paid to Mr. Bitensky pursuant to his current and prior employment agreements as more fully discussed below under "Report of the Compensation Committee on Executive Compensation."

(3) Represents the amount of the Company's contribution under its Non-Qualified Executive Retirement Plan for Messrs. Bitensky, August and Myers and Fab Industries, Inc. Profit Sharing Plan for Mr. Miller and the amount contributed by the Company to its Employee Stock Ownership Plan for shares allocated during each year to the account of the applicable officer.

         The table below sets forth certain information concerning stock options grants made during the last fiscal year to the Chief Executive Officer and the other three executives of the Company. In addition, in accordance with SEC disclosure rules, the hypothetical gains, or "options spreads," for each option grant are shown based on compound annual rates of stock price appreciation of 5% and 10% from the grant date to the expiration date. The assumed rates of growth are prescribed by the SEC and are for illustrative purposes only; they are not intended to predict future stock prices, which will depend upon market conditions and the Company's future performance and prospects. All options were issued under the Company's Stock Option Plan.


                                        OPTIONS GRANTS IN LAST FISCAL YEAR

                                                                                                         Potential Realizable
                                                                                                           Value at Assumed
                                                                                                          Annual Rates of Stock
                                                                                                         Price Appreciation for
                                                                                                              Option Term (2)
                                         Individual Grants (1)

                        -------------------------------------------------------------------------       -----------------------

                          Number of
                         Securities       % of Total Options
                         Underlying           Granted to
                           Options        Employees in Last      Exercise Price       Expiration
                         Granted (#)       Fiscal Year (3)          ($/Share)            Date           5% ($)          10% ($)
                         -----------       ---------------          ---------            ----           ------          -------
Name


David A. Miller.....       10,000                20%                 $27.25            4/02/06         $171,400         $434,300


------------------
(1)  Options  become   exercisable  in  five   installments  with  20%  becoming
     exercisable on the date of grant and 20% in each of the next four years.

(2) Assumes that the stock price on the grant date ($27.25 on April 2, 1996) has grown, as indicated, at (a) 5% per annum over the term of the option to $44.39 or (b) 10% per annum over the term of the option to $70.68.

(3) During the last fiscal year, the Company granted to seven employees options to purchase an aggregate of 50,000 shares. All grants were made at exercise prices equal to the market price on the date of grant.

         The table below sets forth certain information at November 30, 1996 with respect to unexercised options to purchase shares of Common Stock under the Company's Stock Option Plan held by the Chief Executive Officer of the Company and the other three executive officers of the Company.


                                  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                         AND FISCAL YEAR-END OPTION VALUES


                            Shares                                  Number of Securities             Value of Unexercised in-the-
                          Acquired on          Value               Underlying Unexercised              Money Options at Fiscal
        Name             Exercise (#)       Realized ($)       Options at Fiscal Year-End (#)              Year-End ($)(1)
        ----             ------------       ------------       ------------------------------              ---------------

                                                              Exercisable        Unexercisable      Exercisable      Unexercisable
                                                              -----------        -------------      -----------      -------------

Samson Bitensky.....          --                 --                --                 --                --                 --

Stanley August......          --                 --              20,000               --              226,200              --

David A. Miller.....          --                 --              4,000               8,000            22,620               --

Steven Myers........          --                 --              20,000               --              226,620              --

------------------

(1) Based on the closing sale price on the American Stock Exchange of the Company's Common Stock on November 29, 1996.

1990 EXECUTIVE RETIREMENT PLAN

         A trusteed non-qualified Executive Retirement Plan was adopted by the Company effective November 30, 1990. Its purpose is to provide benefits to those key employees who are not participating in the Company's Profit-Sharing Plan. The plan is administered by a committee appointed by the Board of Directors who, prior to the first day of the plan year, designate those key employees who will be covered by the plan.

1987 STOCK OPTION PLAN

         The 1987 Stock Option Plan (the "1987 Plan"), adopted on June 1, 1987 and amended March 15, 1988, February 28, 1989 and May 7, 1992, was approved by the stockholders of the Company on May 5, 1988. Under the 1987 Plan, options to purchase shares of Common Stock are designated at the time of grant as either "incentive stock options" ("ISOs"), which are intended to qualify under Section 422A of the Internal Revenue Code of 1986, as amended, or options which do not so qualify ("NQSOs"). Under the 1987 Plan, ISOs may be granted to employees, including employees who are also officers or directors of the Company. NQSOs may be granted to employees, officers or directors of the Company, whether or not such directors are employees of the Company. An aggregate of 650,000 shares of Common Stock were reserved for issuance pursuant to options granted or to be granted under the 1987 Plan and 119,800 shares remain available for issuance as of the Record Date.

EMPLOYEE STOCK OWNERSHIP PLAN

         Effective  as of November  25, 1991,  the Company  established  the Fab
Industries, Inc., Employee Stock Ownership Plan (the "ESOP"). All full-time employees are eligible to participate upon the completion of one year of service. On December 18, 1991, the ESOP purchased 340,000 shares of Common Stock from Samson Bitensky, the Chairman of the Board and President of the Company, for $34.875 per share, which represented approximately 5.5% of the Company's then outstanding Common Stock. The Company loaned the sum of $11,857,500 to the ESOP to enable it to purchase such shares. The loan is payable by the ESOP in 15 equal annual installments plus interest at prime adjusted periodically.

         Participants are not required or permitted to make contributions to the ESOP. The only contributions to the ESOP are made by the Company which is obligated to make contributions sufficient to pay the principal amount of the loan and interest accrued thereon. Dividends on the shares of Common Stock acquired by the ESOP are utilized to repay the loan from the Company. The shares of Common Stock acquired by the ESOP are allocated among the participants on the basis of their relative compensation (as defined in the ESOP).

Voting rights attach to the allocated shares and to a participant's percentage of unallocated or unvoted shares, according to a formula detailed in the plan.

                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

         The graph set forth below compares the yearly percentage change and the cumulative total shareholder return on the Company's Common Stock against the cumulative total return on the American Stock Exchange Market Value index and a peer group comprised of those public companies whose business activities fall within the same standard industrial classification code as the Company for the period commencing December 1, 1991 and ending November 30, 1996. This graph assumes a $100.00 investment in the Company's Common Stock and in each index on December 1, 1991 and that all dividends paid by companies in each index were reinvested.





              [The Performance Graph is being filed in tabular form
                  pursuant to Item 304(d) of Regulation S-T.]


                         1991    1992     1993      1994       1995      1996
                         ----    ----     ----      ----       ----      ----

Fab Industries, Inc.     $100  $ 95.66  $109.80   $102.47    $ 97.23   $ 90.72

Peer Group -
SIC Code 225             $100  $155.57  $124.86   $113.63    $ 93.84   $132.88

Broad Market Index -
American Stock Exchange  $100  $107.61  $124.17   $118.18    $148.50   $160.19

                      REPORT OF THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

         It has been the policy of the Company to tie a significant portion of executive compensation to corporate performance. For all principal executives, the key elements of compensation are (i) base salary and (ii) annual bonus and, for the principal executives other than Mr. Bitensky, (iii) long-term incentive opportunities in the form of restricted stock and stock options. For all of the principal executives, significant portions of total compensation are based on performance (as opposed to base salaries and benefits).

         Mr. Bitensky is one of the founders of the Company. He owns approximately 1,558,000 shares of Common Stock constituting approximately 27% of the total amount outstanding. Accordingly, his interest is very much aligned with the interest of all stockholders and the Company has not considered it sensible to relate Mr. Bitensky's compensation to the Company's performance through long-term stock incentives such as restricted stock or stock options. Instead, Mr. Bitensky's compensation is tied to Company performance through the use of incentive compensation. The members of the Compensation Committee believe that Mr. Bitensky continues to be significantly responsible for the Company's success.

         Mr. Bitensky entered into an employment agreement with the Company effective April 1, 1993, pursuant to which he is to perform the duties of its President and Chief Executive Officer. The agreement expires March 31, 1998, subject to automatic successive one year renewals unless either party terminates on notice given not less than six months prior to the then expiration date. The agreement provides for an annual base salary of $350,000, or such greater amount as the Board of Directors may from time to time determine, and incentive compensation if the Company's annual pre-tax income exceeds $10,000,000 equal to 3% of the Company's annual pre-tax income up to $11,000,000 and 4% of such pre-tax income in excess of $11,000,000. In the event of disability as defined in the employment agreement, compensation at the above rate is payable for the first year, and at one half such rate for the second year of such disability. Upon termination of full-time employment, Mr. Bitensky will be retained to provide advisory and consulting services for a period of five years for a fee of $250,000 per annum. In the event of the death of Mr. Bitensky while employed or providing consulting services, an amount equal to the average one year total annual compensation paid to Mr. Bitensky, based upon the three most recent full-time employment years, is payable to his beneficiaries over a five year period.

         In the event of Mr. Bitensky's death while employed or within two years after termination of employment, the agreement provides an option to Mr.
Bitensky's estate, exercisable during the period of six months after the appointment of Mr. Bitensky's personal representative, to sell to the Company such number of shares of Common Stock as may be purchased with an amount equal to (i) the lesser of (A) $7,000,000 or (B) 10% of the Company's net worth at the end of the fiscal year immediately prior to Mr. Bitensky's death, plus (ii) such amount as may be purchased with the proceeds of life insurance which the Company may purchase from time to time on Mr. Bitensky's life. Currently the Company maintains several life insurance policies on Mr. Bitensky's life providing for the payment of an aggregate of $3,000,000 for such purpose. The purchase price of shares purchased pursuant to the option is the market price per share increased by an amount equal to one-half of the amount by which the book value per share exceeds the market price per share.

         As indicated above, the key elements of the compensation payable to the three principal executives other than the President are base salary, annual bonus and long-term incentives in the form of restricted stock and stock options. In general, significant portions of total compensation are performance based.

         Adjustment of base salaries involves considerations of competitive data, assessment of performance, position tenure and internal comparability. The base salaries of the three executives are considered to be average by industry standards and are adjusted modestly, the primary focus being on total compensation. Executives are eligible to receive annual cash bonuses based on a review of the Company's performance during the year for which such a bonus is payable. 1996 was not as profitable as 1995 and it was deemed appropriate that bonuses to the executives be decreased and, accordingly, other than for Mr. Miller, who was appointed Vice President - Finance and Treasurer during fiscal year 1996, the cash bonuses for 1996 were less than those paid in 1995.

         The Company's stock option and restricted stock programs are designed to align the interests of the executives with those of the stockholders at large. Options are granted with exercise prices equal to market on the grant date and vest, generally, over a period of five years. This approach is designed to provide incentives for the creation of stockholder values over the long term since the full benefit of the option cannot be realized unless price appreciation occurs over a number of years and the executive is rewarded only to the extent that stockholders at large have benefited. The Company's restricted stock program contemplates the grant of shares of Common Stock which the recipient may not sell or otherwise dispose of until an applicable restriction period lapses and which are forfeited if the recipient terminates employment prior to the lapsing of the restriction period.

         The Company does not issue options or grant restricted stock on any fixed basis, preferring to maintain a flexible program. Other than for Mr. Miller, no options were issued or grants made to executives in 1996. Currently outstanding options were issued to Messrs. August, Myers and Miller in 1990. Restricted stock grants, related in amount to salary and bonus, were made to Messrs. August and Myers in 1991. The restricted shares granted vested as to 40% in two years with an additional 20% vesting in each of the next three years. As of fiscal 1996 year-end, all restricted shares granted have fully vested, and there are no restricted shares outstanding.

         The foregoing Report of the Compensation Committee on Executive Compensation shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates such information by reference.

                                                       Lawrence H. Bober
                                                       Louis Feil

                 PROPOSAL 2 -- APPROVAL OF FAB INDUSTRIES, INC.
                            1997 STOCK INCENTIVE PLAN

         There will be presented to the 1997 Annual Meeting a proposal to approve the Fab Industries, Inc. 1997 Stock Incentive Plan (the "1997 Plan"). The 1997 Plan was adopted by the Board of Directors on February 27, 1997, subject to stockholder approval. The purpose of the 1997 Plan is to attract and retain qualified persons as employees and members of management to the Company so as to maintain and enhance the Company's long-term performance.

         The following summary of the 1997 Plan is qualified in its entirety by reference to the full text of the 1997 Plan, which is set forth in the attached Exhibit A.

GENERAL

         The 1997 Plan provides for the issuance of a total of up to 175,000 authorized and unissued shares of Common Stock, treasury shares and/or shares acquired by the Company for the purposes of the 1997 Plan. Awards under the 1997 Plan may be made in the form of (i) incentive stock options, (ii) nonqualified stock options, (iii) stock appreciation rights, (iv) dividend equivalent rights,
(v) restricted stock, (vi) restricted stock units and (vii) other stock-based awards. Awards may be made to any director, officer and other employee of the Company and its subsidiaries, and to such consultants to the Company, as the Stock Option Committee shall in its discretion select (collectively, "key persons").

         Stock options and stock appreciation rights covering no more than 50,000 shares of Common Stock may be granted to any one employee of the Company during any one-year period. In the event of a stock dividend, stock split, recapitalization or the like, the Stock Option Committee will equitably adjust the aggregate number of shares subject to the 1997 Plan, the number of shares subject to each outstanding award, and the exercise price of each outstanding option.

         In general, the 1997 Plan will be administered by the Stock Option Committee, composed of not less than two directors, but the Board of Directors may grant awards and assume all of the powers of the Stock Option Committee. To the extent required for compliance with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), all actions relating to awards to persons subject to Section 16 of the Exchange Act shall be taken by the Board of Directors unless each person who serves on the Stock Option Committee is a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act. To the extent required for compensation realized from awards under the 1997 Plan to be deductible by the Company pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the members of the Stock Option Committee shall be "outside directors" within the meaning of Section 162(m) of the Code. The Board of Directors, however, reserves the right to grant awards that might fail to satisfy the requirements for deductibility under Section 162(m) of the Code. The Stock Option Committee is authorized to construe, interpret and implement the 1997 Plan, to select the key persons to whom awards will be granted, to determine the terms and provisions of such awards, and to amend outstanding awards. The determinations of the Stock Option Committee are made in its sole discretion and are conclusive. The Stock Option Committee presently consists of Messrs. Bitensky, Feil and Lawrence.

GRANTS UNDER THE 1997 PLAN

         Stock Options. Each stock option granted under the 1997 Plan will be exercisable during the period fixed by the Stock Option Committee; however, no incentive stock option shall be exercisable more than ten years after the date of grant. Unless the Stock Option Committee expressly provides otherwise, an option will become exercisable as to 20% of the shares subject thereto on each of the first through fifth anniversaries of the grant. The purchase price per share payable upon the exercise of an option (the "option purchase price") will be established by the Stock Option Committee, provided that the option exercise price of an incentive stock option shall not be less than 100% of the fair market value of a share of the Common Stock on the date of grant. The option exercise price is payable in cash, or by surrender of shares of Common Stock acquired at least six months prior to the option exercise date and having a fair market value on the date of the exercise equal to part or all of the option exercise price, or by such other payment method as the Stock Option Committee may prescribe.

         Stock Appreciation Rights. Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the 1997 Plan. Generally, no stock appreciation right will be exercisable at a time when any option to which it relates is not exercisable. The grantee of a stock appreciation right has the right to surrender the stock appreciation right and to receive from the Company an amount equal to the aggregate appreciation (over the exercise price of such right, or over the option exercise price if the stock appreciation right is granted in connection with an option) in the shares of Common Stock in respect of which such stock appreciation right is being exercised. Payment due upon exercise of a stock appreciation right may be in cash, in Common Stock, or partly in each, as determined by the Stock Option Committee in its discretion.

         Dividend Equivalent Rights. The Stock Option Committee may include in any award a dividend equivalent right entitling the grantee to receive amounts equal to the ordinary dividends that would be paid, during the time such award is outstanding and unexercised, on the shares of Common Stock covered by such award if the such shares were then outstanding. The Stock Option Committee shall determine whether such payments may be made in cash, in shares of Common Stock or in another form, whether they shall be conditioned upon the exercise of the award to which they relate, and such other terms and conditions as the Stock Option Committee shall deem appropriate.

         Restricted Stock. The Stock Option Committee may grant restricted shares of Common Stock to such key persons, in such amounts, and subject to such terms and conditions (which may depend upon or be related to performance goals and other conditions) as the Stock Option Committee shall determine in its discretion. Certificates for the shares of Common Stock covered by a restricted stock award will remain in the possession of the Company until such shares are free of restrictions. Subject to the applicable restrictions, the grantee has the rights of a stockholder with respect to the restricted stock.

         Restricted Stock Units. The Stock Option Committee may grant restricted stock units to such key persons, in such amounts, and subject to such terms and conditions as the Stock Option Committee shall determine in its discretion. At the time of grant, the Stock Option Committee shall specify the date or dates on which the restricted stock units shall become fully vested and nonforfeitable. On the maturity date, the grantee shall be entitled to one unrestricted, fully transferable share of Common Stock for each restricted stock unit scheduled to be paid out on such date. The purchase price, if any, to be paid by the grantee for such shares of Common Stock will be determined by the Stock Option Committee.

         Other Stock-Based Awards. The Board may authorize other types of stock-based awards, which the Stock Option Committee may grant to such key persons, in such amounts and subject to such terms and conditions as the Stock Option Committee shall determine in its sole discretion.

         No award or right granted to any person under the 1997 Plan shall be assignable or transferable other than by will or by laws of descent and distribution.

OTHER FEATURES OF THE 1997 PLAN

         Unless sooner terminated by the Board of Directors, the provisions of the 1997 Plan with respect to the grant of incentive stock options shall terminate on February 26, 2007. All awards made under the 1997 Plan prior to its termination shall remain in effect until they are satisfied or terminated. The Board of Directors may, without stockholder approval, suspend, discontinue, revise or amend the 1997 Plan at any time or from time to time; provided, however, that stockholder approval shall be obtained for any amendment for which such approval is required by Section 422 of the Code or under other applicable law.

         In the event of a merger or consolidation of the Company with or into any other corporation or entity, outstanding awards shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Stock Option Committee, determines, in the exercise of its sole discretion, to accelerate the date on which an award becomes exercisable or fully vested. In the absence of an assumption or substitution of awards, awards shall, to the extent not exercised, terminate as of the date of the closing of the merger.

RIGHT OF RECAPTURE

         If at any time within one year after the date on which a participant exercises an option or stock appreciation right, or on which restricted stock vests, or which is the maturity date of a restricted stock unit, or on which income is realized by a participant in connection with any other stock-based award (each of which event is a "Realization Event"), the participant is terminated for cause or engages in any activity determined in the discretion of the Stock Option Committee to be in competition with any activity of the Company, or otherwise inimical, contrary or harmful to the interests of the Company, then any gain realized by the participant from the Realization Event shall be paid by the participant to the Company.

FEDERAL INCOME TAX CONSEQUENCES OF THE 1997 PLAN

         The description of Federal tax consequences set forth below is necessarily general in nature and does not purport to be complete.

         There are generally no Federal tax consequences either to the optionee or the Company upon the grant of a stock option. On exercise of an incentive stock option, the optionee will not recognize any income, and the Company will not be entitled to a deduction for tax purposes, although such exercise may give rise to liability for the optionee under the alternative minimum tax provisions of the Code. However, if the optionee disposes of shares acquired upon exercise of an incentive stock option within two years of the date of grant or one year of the date of exercise, the optionee will recognize compensation income, and the Company will be entitled to a deduction for tax purposes in the same amount, equal to the excess of the fair market value of the shares of Common Stock on the date of exercise over the option exercise price (or the gain on sale, if less); the remainder of the gain to the optionee will be treated as capital gain. Otherwise, the Company will not be entitled to any deduction for tax purposes upon disposition of such shares, and the entire gain for the optionee will be treated as a capital gain. On the exercise of a nonqualified stock option, the amount by which the fair market value of the Common Stock on the date of exercise exceeds the option exercise price will generally be taxable to the optionee as compensation income, and will generally be deductible for tax purposes by the Company. The disposition of shares of Common Stock acquired upon exercise of a non-qualified stock option will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Company.

         The grant of a stock appreciation right, a dividend equivalent right, restricted stock or a restricted stock unit generally will not result in income for the grantee or in a tax deduction for the Company. Upon the settlement of such a right or unit and upon the vesting of restricted stock, the grantee will recognize ordinary income equal to the fair market value of any shares of Common Stock and/or any cash received, and the Company will be entitled to a tax deduction in the same amount. With respect to an award of restricted stock the grantee may elect to recognize ordinary income equal to the fair market value of the shares less any amount paid for them at the time of grant, and the Company will be entitled to a tax deduction in the same amount. Dividends paid on forfeitable restricted shares are treated as compensation for Federal tax purposes. A grant of unrestricted shares of Common Stock will result in income for the grantee, and a tax deduction for the Company, generally equal to the fair market value of such shares less any amount paid for them.

         Limitations on the Company's Compensation Deduction. Section 162(m) of the Code limits the deduction which the Company may take for otherwise deductible compensation payable to certain executive officers to the extent that compensation paid to such officers for a year exceeds $1 million, unless such compensation meets certain criteria. Although the Company believes that compensation realized from stock options and stock appreciation rights granted under the 1997 Plan generally will satisfy the requirements of Section 162(m) of the Code, there is no assurance such awards will satisfy such requirements. In addition, because other awards under the 1997 Plan will generally not meet the requirements of Section 162(m) of the Code, the deduction attributable to any compensation realized under any such awards to the affected executive officers may be limited under Section 162(m) of the Code.

VOTING ON PROPOSAL

         The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote thereon is required for approval of the 1997 Plan.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 1997 PLAN.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of BDO Seidman, LLP, Certified Public Accountants, 330 Madison Avenue, New York, New York, served as the Company's independent public accountants for its fiscal year ended November 30, 1996. No independent public accountant has been formally selected by the Company for the current fiscal year. In keeping with the Company's policy, formal selection of the Company's independent public accountants will be considered by the Company's newly-elected Board of Directors at the Annual Meeting of Directors to be held immediately following the Company's Annual Meeting of Stockholders on Thursday, May 1, 1997. Representatives of BDO Seidman are expected to be present at the Company's 1997 Annual Meeting of Stockholders and available to respond to appropriate questions from stockholders. Such representatives will also be accorded an opportunity to make a statement at such time should they desire to do so.

                                VOTING PROCEDURES

         Pursuant to Commission rules, a designated blank space is provided on the proxy card to withhold authority to vote for one or more nominees for director for Class III. Votes withheld in connection with the election of one or more directors will not be counted in determining the votes cast and will have no effect on the vote.

         Under the rules of the National Association of Securities Dealers, brokers who hold shares in street name for customers have the authority to vote on certain items when they have not received instructions from beneficial owners. Under the General Corporation Law of the State of Delaware, a broker non-vote will have no effect on the outcome of the election of directors.

                                     GENERAL

         The solicitation of proxies in the accompanying form is made by the Board of Directors and the cost thereof will be borne by the Company. In addition to the solicitation of proxies by use of the mails, some of the officers, directors and other employees of the Company may also solicit proxies personally or by mail, telephone or telegraph, but they will not receive additional compensation for such services. Brokerage firms, custodians, banks, trustees, nominees or other fiduciaries holding shares of Common Stock in their names will be requested by the Company to forward proxy materials to their principals and will be reimbursed for their reasonable out-of-pocket expenses in such connection.

         As of the date of this Proxy Statement, the Board of Directors is not aware of any other matters to be presented for action, but if any other matters properly come before the meeting, it is intended that the persons voting the accompanying proxy will vote the shares represented thereby in accordance with their best judgment.

         It is important that proxies be returned promptly. Therefore, whether or not you plan to attend the meeting in person, you are urged to mark, date, execute and return your proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. The proxy may be revoked at any time before it is exercised. If you attend the meeting in person you may withdraw the proxy and vote your own shares.

STOCKHOLDER PROPOSALS

         Stockholder proposals in respect of matters to be acted upon at the Company's 1998 Annual Meeting of Stockholders should be received by the Company on or before November 29, 1997 in order that they may be considered for inclusion in the Company's proxy materials.

         THE COMPANY WILL PROVIDE WITHOUT A CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1996, INCLUDING FINANCIAL STATEMENTS AND SCHEDULE THERETO, TO EACH OF THE COMPANY'S STOCKHOLDERS OF RECORD ON MARCH 13, 1997, AND EACH BENEFICIAL STOCKHOLDER ON THAT DATE, UPON RECEIPT OF A WRITTEN REQUEST THEREFOR MAILED TO THE COMPANY'S OFFICES, 200 MADISON AVENUE, NEW YORK, NEW YORK 10016, ATTENTION: SECRETARY. IN THE EVENT THAT EXHIBITS TO SUCH FORM 10-K ARE REQUESTED, A FEE WILL BE CHARGED FOR REPRODUCTION OF SUCH EXHIBITS. REQUESTS FROM BENEFICIAL STOCKHOLDERS MUST SET FORTH A GOOD FAITH REPRESENTATION AS TO SUCH OWNERSHIP ON MARCH 13, 1997.



                                           By Order of the Board of Directors,



                                           /s/ SHERMAN S. LAWRENCE,
                                           ------------------------
                                           Secretary

Dated:  March 31, 1997

                                                                     EXHIBIT A





                              FAB INDUSTRIES, INC.

                            1997 STOCK INCENTIVE PLAN

                                Table of Contents
                                                                          Page
                                    ARTICLE I
                                     GENERAL
1.1   Purpose........................................................      1
1.2   Administration.................................................      1
1.3   Persons Eligible for Awards....................................      1
1.4   Types of Awards Under Plan.....................................      1
1.5   Shares Available for Awards....................................      2
1.6   Definitions of Certain Terms...................................      2

                                   ARTICLE II
                              AWARDS UNDER THE PLAN

2.1   Agreements Evidencing Awards...................................      3
2.2   No Rights as a Shareholder.....................................      3
2.3   Grant of Stock Options, Stock Appreciation
        Rights and Dividend Equivalent Rights........................      4
2.4   Exercise of Options and Stock Appreciation
        Rights.......................................................      5
2.5   Termination of Employment; Death...............................      5
2.6   Grant of Restricted Stock......................................      6
2.7   Grant of Restricted Stock Units................................      6
2.8   Other Stock-Based Awards.......................................      7
2.9   Grant of Dividend Equivalent Rights............................      7
2.10  Right of Recapture.............................................      7

                                   ARTICLE III
                                  MISCELLANEOUS

3.1   Amendment of the Plan; Modification
        of Awards....................................................      8
3.2   Tax Withholding................................................      8
3.3   Nonassignability...............................................      8
3.4   Requirement of Notification of Election
        Under Section 83(b) of the Code..............................      8
3.5   Requirement of Notification Upon
        Disqualifying Disposition Under
        Section 421(b) of the Code...................................      9
3.6   Right of Discharge Reserved....................................      9
3.7   Nature of Payments.............................................      9
3.8   Non-Uniform Determinations.....................................      9
3.9   Other Payments or Awards.......................................      9
3.10  Dissolution, Liquidation, Merger...............................      9
3.11  Section Headings...............................................     10
3.12  Effective Date and Term of Plan................................     10
3.13  Governing Law..................................................     10

                                    ARTICLE I
                                     GENERAL
1.1      Purpose

         The purpose of the Fab Industries, Inc. 1997 Stock Incentive Plan (the "Plan") is to provide for officers, other employees and directors of, and consultants to, Fab Industries, Inc. (the "Company") and its subsidiaries an incentive (a) to enter into and remain in the service of the Company, (b) to enhance the long-term performance of the Company, and (c) to acquire a proprietary interest in the success of the Company.

1.2      Administration

         1.2.1 Subject to Section 1.2.6, the Plan shall be administered by the Stock Option Committee (the "Committee") of the board of directors of the Company (the "Board"), which shall consist of not less than two directors. The members of the Committee shall be appointed by, and serve at the pleasure of, the Board. To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934 (the "1934 Act"), all actions relating to awards to persons subject to Section 16 of the 1934 Act shall be taken by the Board unless each person who serves on the Committee is a "non-employee director" within the meaning of Rule 16b-3 or such actions are taken by a sub-committee of the Committee (or the Board) comprised solely of "non-employee directors". To the extent required for compensation realized from awards under the Plan to be deductible by the Company pursuant to section 162(m) of the Internal Revenue Code of 1986 (the "Code"), the members of the Committee shall be "outside directors" within the meaning of section 162(m).

         1.2.2 The Committee shall have the authority (a) to exercise all of the powers granted to it under the Plan, (b) to construe, interpret and implement the Plan and any Plan Agreements executed pursuant to Section 2.1, (c) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) to make all determinations necessary or advisable in administering the Plan, (e) to correct any defect, supply any omission and reconcile any inconsistency in the Plan, and (f) to amend the Plan to reflect changes in applicable law.

         1.2.3 Actions of the Committee shall be taken by the vote of a majority of its members. Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting.

         1.2.4 The determination of the Committee on all matters relating to the Plan or any Plan Agreement shall be final, binding and conclusive.


         1.2.5 No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder.

         1.2.6 Notwithstanding anything to the contrary contained herein: (a) until the Board shall appoint the members of the Committee, the Plan shall be administered by the Board; and (b) the Board may, in its sole discretion, at any time and from time to time, grant awards or resolve to administer the Plan. In either of the foregoing events, the Board shall have all of the authority and responsibility granted to the Committee herein.

1.3      Persons Eligible for Awards

         Awards under the Plan may be made to such directors, officers and other employees of the Company and its subsidiaries (including prospective employees conditioned on their becoming employees), and to such consultants to the Company and its subsidiaries (collectively, "key persons") as the Committee shall in its discretion select.

1.4       Types of Awards Under Plan

         Awards may be made under the Plan in the form of (a) incentive stock options (within the meaning of section 422 of the Code), (b) nonqualified stock options, (c) stock appreciation rights, (d) dividend


                                       (1)
equivalent rights, (e) restricted stock, (f) restricted stock units and (g) other stock-based awards, all as more fully set forth in Article II. The term "award" means any of the foregoing. No incentive stock option may be granted to a person who is not an employee of the Company on the date of grant.

1.5      Shares Available for Awards

               1.5.1 The total number of shares of common stock of the Company, par value $ .20 per share ("Common Stock"), which may be transferred pursuant to awards granted under the Plan shall not exceed 175,000 shares. Such shares may be authorized but unissued Common Stock or authorized and issued Common Stock held in the Company's treasury or acquired by the Company for the purposes of the Plan. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.

              1.5.2 The total number of shares of Common Stock with respect to which stock options and stock appreciation rights may be granted to any one employee of the Company or a subsidiary during any one-year period shall not exceed 50,000.

              1.5.3 Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding award, the number of shares available for awards, the number of shares that may be subject to awards to any one employee, and the price per share of Common Stock covered by each such outstanding award shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an award. After any adjustment made pursuant to this Section 1.5.3, the number of shares subject to each outstanding award shall be rounded to the nearest whole number.

               1.5.4 Except as provided in this Section 1.5 and in Section 2.3.8, there shall be no limit on the number or the value of the shares of Common Stock that may be subject to awards to any individual under the Plan.

1.6      Definitions of Certain Terms

               1.6.1 The "Fair Market Value" of a share of Common Stock on any day shall be determined as follows.

               (a) If the principal market for the Common Stock (the "Market") is a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") National Market, the last sale price or, if no reported sales take place on the applicable date, the average of the high bid and low asked price of Common Stock as reported for such Market on such date ("average price") or, if no such average price can be determined on such date, the most recent reported sale price within the preceding ten (10) business days, or if no such sale shall have occurred, on the next preceding day on which the average price can be determined, provided that such determination can be made with respect to the ten (10) business days preceding the applicable date;

               (b) If the Market is the NASDAQ National List, the NASDAQ Supplemental List or another market, the average of the high bid and low asked price for Common Stock on the applicable date (the "average price"), or, if no such average price can be determined on such date, the most recent reported sale price within the preceding ten (10) business days, or, if no such sale shall have occurred, on the next preceding day on which the average price can be determined, provided that such determination can be made with respect to the ten
(10) business days preceding the applicable date; or,

               (c) In the event that neither paragraph (a) nor (b) shall apply, the Fair Market Value of a share of Common Stock on any day shall be determined in good faith by the Committee.


                                       (2)

               1.6.2 The term "incentive stock option" means an option that is intended to qualify for special federal income tax treatment pursuant to sections 421 and 422 of the Code, as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Plan Agreement. Any option that is not specifically designated as an incentive stock option shall under no circumstances be considered an incentive stock option. Any option that is not an incentive stock option is referred to herein as a "nonqualified stock option."


               1.6.3 The term "employment" means, in the case of a grantee of an award under the Plan who is not an employee of the Company, the grantee's association with the Company or a subsidiary as a director, consultant or otherwise.

               1.6.4 A grantee shall be deemed to have a "termination of employment" upon ceasing to be employed by the Company and all of its subsidiaries or by a corporation assuming awards in a transaction to which section 425(a) of the Code applies. The Committee may in its discretion determine (a) whether any leave of absence constitutes a termination of employment for purposes of the Plan, (b) the impact, if any, of any such leave of absence on awards theretofore made under the Plan, and (c) when a change in a non-employee's association with the Company constitutes a termination of employment for purposes of the Plan. The Committee shall have the right to determine whether the termination of a grantee's employment is a dismissal for cause and the date of termination in such case, which date the Committee may retroactively deem to be the date of the action that is cause for dismissal. Such determinations of the Committee shall be final, binding and conclusive.

               1.6.5 The term "cause," when used in connection with termination of a grantee's employment, shall have the meaning set forth in any then-effective employment agreement between the grantee and the Company or a subsidiary thereof. In the absence of such an employment agreement provision, "cause" means: (a) conviction of any crime (whether or not involving the Company) constituting a felony in the jurisdiction involved; (b) engaging in any substantiated act involving moral turpitude; (c) engaging in any act which, in each case, subjects, or if generally known would subject, the Company to public ridicule or embarrassment; (d) material violation of the Company's policies, including, without limitation, those relating to sexual harassment or the disclosure or misuse of confidential information; (e) serious neglect or misconduct in the performance of the grantee's duties for the Company or a subsidiary or willful or repeated failure or refusal to perform such duties; in each case as determined by the Committee, which determination shall be final, binding and conclusive.


                                   ARTICLE II
                              AWARDS UNDER THE PLAN

2.1      Agreements Evidencing Awards

               Each award granted under the Plan (except an award of unrestricted stock) shall be evidenced by a written agreement ("Plan Agreement") which shall contain such provisions as the Committee in its discretion deems necessary or desirable. By accepting an award pursuant to the Plan, a grantee thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable Plan Agreement.

2.2      No Rights as a Shareholder

               No grantee of an option or stock appreciation right (or other person having the right to exercise such award) shall have any of the rights of a shareholder of the Company with respect to shares subject to such award until the issuance of a stock certificate to such person for such shares. Except as otherwise provided in Section 1.5.3, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.


                                       (3)

2.3      Grant of Stock Options, Stock Appreciation
         Rights and Dividend Equivalent Rights

               2.3.1 The Committee may grant incentive stock options and nonqualified stock options (collectively, "options") to purchase shares of Common Stock from the Company, to such key persons, in such amounts and subject to such terms and conditions, as the Committee shall determine in its discretion, subject to the provisions of the Plan.

               2.3.2 The Committee may grant stock appreciation rights to such key persons, in such amounts and subject to such terms and conditions, as the Committee shall determine in its discretion, subject to the provisions of the Plan. Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the Plan. A stock appreciation right granted in connection with a nonqualified stock option may be granted at or after the time of grant of such option. A stock appreciation right granted in connection with an incentive stock option may be granted only at the time of grant of such option.

               2.3.3 The grantee of a stock appreciation right shall have the right, subject to the terms of the Plan and the applicable Plan Agreement, to receive from the Company an amount equal to (a) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the stock appreciation right over (b) the exercise price of such right as set forth in the Plan Agreement (or over the option exercise price if the stock appreciation right is granted in connection with an option), multiplied by (c) the number of shares with respect to which the stock appreciation right is exercised. Payment upon exercise of a stock appreciation right shall be in cash or in shares of Common Stock (valued at their Fair Market Value on the date of exercise of the stock appreciation right) or both, all as the Committee shall determine in its discretion. Upon the exercise of a stock appreciation right granted in connection with an option, the number of shares subject to the option shall be correspondingly reduced by the number of shares with respect to which the stock appreciation right is exercised. Upon the exercise of an option in connection with which a stock appreciation right has been granted, the number of shares subject to the stock appreciation right shall be correspondingly reduced by the number of shares with respect to which the option is exercised.

               2.3.4 Each Plan Agreement with respect to an option shall set forth the amount (the "option exercise price") payable by the grantee to the Company upon exercise of the option evidenced thereby. The option exercise price per share shall be determined by the Committee in its discretion; provided, however, that the option exercise price of an incentive stock option shall be at least 100% of the Fair Market Value of a share of Common Stock on the date the option is granted, and provided further that in no event shall the option exercise price be less than the par value of a share of Common Stock.

               2.3.5 Each Plan Agreement with respect to an option or stock appreciation right shall set forth the periods during which the award evidenced thereby shall be exercisable, whether in whole or in part. Such periods shall be determined by the Committee in its discretion; provided, however, that no incentive stock option (or a stock appreciation right granted in connection with an incentive stock option) shall be exercisable more than 10 years after the date of grant.

               2.3.6 The Committee may in its discretion include in any Plan Agreement with respect to an option (the "original option") a provision that an additional option (the "additional option") shall be granted to any grantee who, pursuant to Section 2.4.3(b), delivers shares of Common Stock in partial or full payment of the exercise price of the original option. The additional option shall be for a number of shares of Common Stock equal to the number thus delivered, shall have an exercise price equal to the Fair Market Value of a share of Common Stock on the date of exercise of the original option, and shall have an expiration date no later than the expiration date of the original option. In the event that a Plan Agreement provides for the grant of an additional option, such Agreement shall also provide that the exercise price of the original option be no less than the Fair Market Value of a share of Common Stock on its date of grant, and that any shares that are delivered pursuant to
Section 2.4.3(b) in payment of such exercise price shall have been held for at least six months.


                                      (4)

               2.3.7 To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which incentive stock options granted under this Plan and all other plans of the Company and any subsidiary are first exercisable by any employee during any calendar year shall exceed the maximum limit (currently, $100,000), if any, imposed from time to time under section 422 of the Code, such options shall be treated as nonqualified stock options.

               2.3.8 Notwithstanding the provisions of Sections 2.3.4 and 2.3.5, to the extent required under section 422 of the Code, an incentive stock option may not be granted under the Plan to an individual who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporations (as such ownership may be determined for purposes of section 422(b)(6) of the Code) unless (a) at the time such incentive stock option is granted the option exercise price is at least 110% of the Fair Market Value of the shares subject thereto and (b) the incentive stock option by its terms is not exercisable after the expiration of 5 years from the date it is granted.


2.4      Exercise of Options and Stock Appreciation Rights

               Subject to the provisions of this Article II, each option or stock appreciation right granted under the Plan shall be exercisable as follows:

               2.4.1 Unless the applicable Plan Agreement otherwise provides, an option or stock appreciation right shall become exercisable in five substantially equal installments, on each of the first, second, third, fourth and fifth anniversaries of the date of grant, and each installment, once it becomes exercisable, shall remain exercisable until expiration, cancellation or termination of the award.

               2.4.2 Unless the applicable Plan Agreement otherwise provides, an option or stock appreciation right may be exercised from time to time as to all or part of the shares as to which such award is then exercisable (but, in any event, only for whole shares). A stock appreciation right granted in connection with an option may be exercised at any time when, and to the same extent that, the related option may be exercised. An option or stock appreciation right shall be exercised by the filing of a written notice with the Company, on such form and in such manner as the Committee shall prescribe.

               2.4.3 Any written notice of exercise of an option shall be accompanied by payment for the shares being purchased. Such payment shall be made: (a) by certified or official bank check (or the equivalent thereof acceptable to the Company) for the full option exercise price; or (b) unless the applicable Plan Agreement provides otherwise, by delivery of shares of Common Stock acquired at least six months prior to the option exercise date and having a Fair Market Value (determined as of the exercise date) equal to all or part of the option exercise price and a certified or official bank check (or the equivalent thereof acceptable to the Company) for any remaining portion of the full option exercise price; or (c) at the discretion of the Committee and to the extent permitted by law, by such other provision as the Committee may from time to time prescribe.

               2.4.4  Promptly  after  receiving  payment  of  the  full  option exercise price, or after receiving notice of the exercise of a stock appreciation right for which payment will be made partly or entirely in shares, the Company shall, subject to the provisions of Section 3.2 (relating to certain tax withholding requirements), deliver to the grantee or to such other person as may then have the right to exercise the award, a certificate or certificates for the shares of Common Stock for which the award has been exercised. If the method of payment employed upon option exercise so requires, and if applicable law permits, an optionee may direct the Company to deliver the certificate(s) to the optionee's stockbroker.

2.5       Termination of Employment; Death

               2.5.1 Except to the extent otherwise provided in Section 2.5.2 or
2.5.3 or in the applicable Plan Agreement, all options and stock appreciation rights not theretofore exercised shall terminate upon termination of the grantee's employment for any reason (including death).


                                      (5)

               2.5.2 If a grantee's employment terminates for any reason other than dismissal for cause, the grantee may exercise any outstanding option or stock appreciation right on the following terms and conditions: (a) exercise may be made only to the extent that the grantee was entitled to exercise the award on the date of employment termination; and (b) exercise must occur within 90 days after employment terminates, except that this 90 day period may be increased to one year in the discretion of the Committee, but in no event after the expiration date of the award as set forth in the Plan Agreement.

               2.5.3 Any such exercise of an award following a grantee's death shall be made only by the grantee's executor or administrator, unless the grantee's will specifically disposes of such award, in which case such exercise shall be made only by the recipient of such specific disposition. If a grantee's personal representative or the recipient of a specific disposition under the grantee's will shall be entitled to exercise any award pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Plan and the applicable Plan Agreement which would have applied to the grantee including, without limitation, the provisions of Sections
3.3 and 3.7 hereof.

2.6      Grant of Restricted Stock

               2.6.1 The Committee may grant restricted shares of Common Stock to such key persons, in such amounts, and subject to such terms and conditions as the Committee shall determine in its discretion, subject to the provisions of the Plan. Restricted stock awards may be made independently of or in connection with any other award under the Plan. A grantee of a restricted stock award shall have no rights with respect to such award unless such grantee accepts the award within such period as the Committee shall specify by executing a Plan Agreement in such form as the Committee shall determine and, if the Committee shall so require, makes payment to the Company by certified or official bank check (or the equivalent thereof acceptable to the Company) in such amount as the Committee may determine.

               2.6.2 Promptly after a grantee accepts a restricted stock award, the Company shall issue in the grantee's name a certificate or certificates for the shares of Common Stock covered by the award. Upon the issuance of such certificate(s), the grantee shall have the rights of a shareholder with respect to the restricted stock, subject to the nontransferability restrictions and Company repurchase rights described in Sections 2.6.4 and 2.6.5 and to such other restrictions and conditions as the Committee in its discretion may include in the applicable Plan Agreement.

               2.6.3 Unless the Committee shall otherwise determine, any certificate issued evidencing shares of restricted stock shall remain in the possession of the Company until such shares are free of any restrictions specified in the applicable Plan Agreement.

               2.6.4  Shares  of  restricted  stock  may not be sold,  assigned,
transferred,   pledged  or  otherwise   encumbered  or  disposed  of  except  as
specifically provided in this Plan or the applicable Plan Agreement. The Committee at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the nontransferability of the restricted stock shall lapse. Unless the applicable Plan Agreement provides otherwise, additional shares of Common Stock or other property distributed to the grantee in respect of shares of restricted stock, as dividends or otherwise, shall be subject to the same restrictions applicable to such restricted stock.

               2.6.5 During the 90 days following termination of the grantee's employment for any reason, the Company shall have the right to require the return of any shares to which restrictions on transferability apply, in exchange for which the Company shall repay to the grantee (or the grantee's estate) any amount paid by the grantee for such shares.

2.7       Grant of Restricted Stock Units

               2.7.1 The Committee may grant awards of restricted stock units to such key persons, in such amounts, and subject to such terms and conditions as the Committee shall determine in its discretion, subject to the provisions of the Plan. Restricted stock units may be awarded independently of or in connection with any other award under the Plan.


                                      (6)

               2.7.2 At the time of grant, the Committee shall specify the date or dates on which the restricted stock units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. In the event of the termination of the grantee's employment by the Company and its subsidiaries for any reason, restricted stock units that have not become nonforfeit- able shall be forfeited and cancelled. The Committee at any time may accelerate vesting dates and otherwise waive or amend any conditions of an award of restricted stock units.

               2.7.3 At the time of grant, the Committee shall specify the maturity date applicable to each grant of restricted stock units, which may be determined at the election of the grantee. Such date may be later than the vesting date or dates of the award. On the maturity date, the Company shall transfer to the grantee one unrestricted, fully transferable share of Common Stock for each restricted stock unit scheduled to be paid out on such date and not previously forfeited. The Committee shall specify the purchase price, if any, to be paid by the grantee to the Company for such shares of Common Stock.

2.8      Other Stock-Based Awards

               The Board may authorize other types of stock-based awards (including the grant of unrestricted shares), which the Committee may grant to such key persons, and in such amounts and subject to such terms and conditions, as the Committee shall in its discretion determine, subject to the provisions of the Plan. Such awards may entail the transfer of actual shares of Common Stock to Plan participants, or payment in cash or otherwise of amounts based on the value of shares of Common Stock.

2.9      Grant of Dividend Equivalent Rights

               The Committee may in its discretion include in the Plan Agreement with respect to any award a dividend equivalent right entitling the grantee to receive amounts equal to the ordinary dividends that would be paid, during the time such award is outstanding and unexercised, on the shares of Common Stock covered by such award if such shares were then outstanding. In the event such a provision is included in a Plan Agreement, the Committee shall determine whether such payments shall be made in cash, in shares of Common Stock or in another form, whether they shall be conditioned upon the exercise of the award to which they relate, the time or times at which they shall be made, and such other terms and conditions as the Committee shall deem appropriate.

2.10      Right of Recapture

               2.10.1 If at any time within one year after the date on which a participant exercises an option or stock appreciation right, or on which restricted stock vests, or which is the maturity date of restricted stock units, or on which income is realized by a participant in connection with any other stock-based award (each of which events is a "Realization Event"), the participant (a) is terminated for cause or (b) engages in any activity determined in the discretion of the Committee to be in competition with any activity of the Company, or otherwise inimical, contrary or harmful to the interests of the Company (including, but not limited to, accepting employment with or serving as a consultant, adviser or in any other capacity to an entity that is in competition with or acting against the interests of the Company), then any gain ("Gain") realized by the participant from the Realization Event shall be paid by the participant to the Company upon notice from the Company. Such Gain shall be determined as of the date of the Realization Event, without regard to any subsequent change in the Fair Market Value of a share of Common Stock. The Company shall have the right to offset such Gain against any amounts otherwise owed to the participant by the Company (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).


                                      (7)

                                   ARTICLE III
                                  MISCELLANEOUS

3.1      Amendment of the Plan; Modification of Awards

               3.1.1 The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations under any award theretofore made under the Plan without the consent of the grantee (or, after the grantee's death, the person having the right to exercise the award). For purposes of this Section 3.1, any action of the Board or the Committee that alters or affects the tax treatment of any award shall not be considered to materially impair any rights of any grantee.

               3.1.2 Shareholder approval of any amendment shall be obtained to the extent necessary to comply with section 422 of the Code (relating to incentive stock options) or other applicable law or regulation.

               3.1.3 The Committee may amend any outstanding Plan Agreement, including, without limitation, by amendment which would accelerate the time or times at which the award becomes unrestricted or may be exercised, or waive or amend any goals, restrictions or conditions set forth in the Agreement. However, any such amendment (other than an amendment pursuant to Section 3.10, relating to dissolution, liquidation or merger of the Company) that materially impairs the rights or materially increases the obligations of a grantee under an outstanding award shall be made only with the consent of the grantee (or, upon the grantee's death, the person having the right to exercise the award).

3.2      Tax Withholding

               3.2.1 As a condition to the receipt of any shares of Common Stock pursuant to any award or the lifting of restrictions on any award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company relating to an award (including, without limitation, FICA tax), the Company shall be entitled to require that the grantee remit to the Company an amount sufficient in the opinion of the Company to satisfy such withholding obligation.

               3.2.2 If the event giving rise to the withholding obligation is a transfer of shares of Common Stock, then, unless otherwise specified in the applicable Plan Agreement, the grantee may satisfy the withholding obligation imposed under Section 3.2.1 by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld. For this purpose, Fair Market Value shall be determined as of the date on which the amount of tax to be withheld is determined (and any fractional share amount shall be settled in cash).

3.3      Nonassignability

               Except to the extent otherwise provided in the applicable Plan Agreement, no award or right granted to any person under the Plan shall be assignable or transferable other than by will or by the laws of descent and distribution, and all such awards and rights shall be exercisable during the life of the grantee only by the grantee or the grantee's legal representative.


3.4      Requirement of Notification of
         Election Under Section 83(b) of the Code

               If any grantee shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in section 83(b)), such grantee shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code section 83(b).


                                      (8)

3.5      Requirement of Notification Upon Disqualifying
         Disposition Under Section 421(b) of the Code

               If any grantee shall make any disposition of shares of Common Stock issued pursuant to the exercise of an incentive stock option under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), such grantee shall notify the Company of such disposition within 10 days thereof.

3.6      Right of Discharge Reserved

               Nothing in the Plan or in any Plan Agreement shall confer upon any grantee the right to continue in the employ of the Company or affect any right which the Company may have to terminate such employment.

3.7       Nature of Payments

               3.7.1 Any and all grants of awards and issuances of shares of Common Stock under the Plan shall be in consideration of services performed for the Company by the grantee.

               3.7.2 All such grants and issuances shall constitute a special incentive payment to the grantee and shall not be taken into account in computing the amount of salary or compensation of the grantee for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or under any agreement between the Company and the grantee, unless such plan or agreement specifically provides otherwise.

3.8  Non-Uniform Determinations

               The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Plan agreements, as to (a) the persons to receive awards under the Plan, (b) the terms and provisions of awards under the Plan, and (c) the treatment of leaves of absence pursuant to Section 1.6.4.

3.9  Other Payments or Awards

               Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.10     Dissolution, Liquidation, Merger

               3.10.1 In the event of the proposed dissolution or liquidation of the Company, all outstanding awards will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, accelerate the date on which any award becomes exercisable or fully vested and/or declare that any award shall terminate as of a specified date.

               3.10.2 In the event of a merger or consolidation ("Merger") of the Company with or into any other corporation or entity ("Corporation"), outstanding awards shall be assumed or an equivalent option or right shall be substituted by such successor Corporation or a parent or subsidiary of such successor Corporation, unless the Committee determines, in the exercise of its sole discretion, to accelerate the date on which an award becomes exercisable or fully vested. In the absence of an assumption or substitution of awards, awards shall, to the extent not exercised, terminate as of the date of the closing of the Merger. For the purposes of this Section 3.10.2, an award shall be considered assumed if, for every share of Common Stock subject thereto immediately prior to the merger, the grantee has the right, following the Merger, to acquire the consideration received in the merger transaction by holders of shares of Common Stock (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Merger was not solely common stock of


                                      (9)
the successor Corporation or its parent, the Committee may, with the consent of the successor Corporation and the participant, provide for the consideration to be acquired pursuant to the award, for each share of Common Stock subject thereto, to be solely common stock of the successor Corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the Merger. For purposes hereof, the term "Merger" shall include any transaction in which another corporation acquires all of the issued and outstanding Common Stock of the Company.

3.11     Section Headings

               The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of the sections.

3.12     Effective Date and Term of Plan

               3.12.1 The Plan was adopted by the Board on February 27, 1997, subject to approval by the Company's shareholders. All awards under the Plan prior to such shareholder approval are subject in their entirety to such approval. If such approval is not obtained prior to the first anniversary of the date of adoption of the Plan, the Plan and all awards thereunder shall terminate on that date.

               3.12.2 Unless sooner terminated by the Board, the provisions of the Plan respecting the grant of incentive stock options shall terminate on the day before the tenth anniversary of the adoption of the Plan by the Board, and no incentive stock option awards shall thereafter be made under the Plan. All awards made under the Plan prior to its termination shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Plan Agreements.

3.13     Governing Law

               All rights and obligations under the Plan shall be construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws.


                                      (10)

                                   Appendix A

                              FAB INDUSTRIES, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                                   MAY 1, 1997

            This Proxy Solicited on Behalf of the Board of Directors

         THE UNDERSIGNED,  revoking all previous proxies,  hereby appoints DAVID
A. MILLER and SHERMAN S. LAWRENCE, or either of them, attorneys and proxies with power of substitution, for and in the name, place and stead of the undersigned, and with all the powers the undersigned would possess if personally present, to vote as instructed below all of the shares of Common Stock of FAB INDUSTRIES, INC. (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company, to be held on Thursday, May 1, 1997 at 10:15 A.M., at the principal office of the Company, 200 Madison Avenue, New York, New York 10016, and at any adjournment or adjournments thereof. The shares represented by this Proxy will be voted as indicated below upon the following matters, as more fully described in the Proxy Statement.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN. IF NO SUCH INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF THE NOMINEES FOR DIRECTORS AND FOR ITEM 2.


          (See reverse side)

                                                Please mark your            |X|
                                                vote as indicated in
                                                this example

1.  Election of Two (2) Directors to Class III  (Instructions:   To   withhold
                                                authority   to  vote  for  any
    FOR ALL                   WITHHOLD          individual  Class III  nominee
    NOMINEES LISTED           AUTHORITY         strike  a  line   through  the
    (Except as marked         to vote for all   nominee's  name  in  the  text
    to the contrary)          nominees listed   below.)

                                                To  Class III of the  Board of
                                                Directors   (to  hold   office
                                                until the 2000 Annual  Meeting
                                                of Stockholders):

       |_|                         |_|          Samson Bitensky,
                                                Sherman S. Lawrence


2.  Approval of Fab Industries, Inc. 1997 Stock Incentive Plan

        FOR         AGAINST        ABSTAIN


        |_|         |_|            |_|


3.  In their discretion, upon such other
    business as may properly come before
    the meeting.



                                        Dated:___________________________, 1997


                                        ________________________________________
                                        Signature



                                        ________________________________________
                                        Signature

                                        Note:  Please sign  exactly as your name
                                        or names  appear  hereon.  Joint  owners
                                        should   each  sign   personally.   When
                                        signing  as   executor,   administrator,
                                        corporation officer, attorney, agent, trustee or guardian, etc., please add your full title to your signature.

                                        Note:  Please  date,  mark  (in  blue or
                                               black  ink),  sign and mail  this
                                               Proxy  in the  envelope  provided
                                               for this  purpose.  No postage is
                                               required   for   mailing  in  the
                                               United States.